UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 25, 2007
Date of Report (Date of earliest event reported)

Millennium Cell Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-31083	22-3726792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Industrial Way West
Eatontown, New Jersey 07724
(Address of principal executive offices)

(732) 542-4000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On July 25, 2007, Millennium Cell Inc. (the “Company”) and The Dow Chemical Company (“TDCC”) entered into a letter agreement (the “Letter Agreement”) whereby the Company and TDCC: (i) agreed that Milestone 2 under the Joint Development Agreement, dated as of April 25, 2005, as amended May 30, 2006, between the Company and TDCC (the “JDA”) was achieved on June 30, 2007; (ii) amended certain terms of the following agreements:

(a)	the JDA,

(b)	the Registration Rights Agreement, dated as of April 25, 2005, between the Company and TDCC (the “RRA”),

(c)	the Stock Purchase Agreement, dated as of February 27, 2005, as amended April 25, 2005 and May 30, 2006, between the Company and TDCC (the “SPA”), and

(d)	the letter agreement between the Company and TDCC, dated as of January 26, 2007 (the “Series B Letter Agreement”);

(iii) terminated the Investor Rights Agreement, dated as of April 25, 2005, between the Company and TDCC (the “IRA”); (iv) TDCC irrevocably waived its right to certain adjustments to the conversion price of the Series A2-2 Convertible Preferred Stock of the Company (the “Series A2-2 Preferred Stock”) and (v) the Company irrevocably waived certain rights under the SPA and JDA. The terms of the Letter Agreement are summarized below. The summary below is qualified in its entirety by the full text of the Letter Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Descriptions of the material relationships between the Company and TDCC are contained in the Company’s Current Reports on Form 8-K filed on February 28, 2005, May 20, 2006, and February 7, 2007, which are each incorporated herein by reference.

Milestone 2

As stated above, the Letter Agreement provides that Milestone 2 under the JDA was achieved on June 30, 2007. Under the JDA, as amended by the Letter Agreement, upon the achievement of Milestone 2 the Company is obligated within 70 days of that date to issue to TDCC a number of shares of Series A2-2 Preferred Stock equal to the greater of (i) 1.5% of the Company’s common stock determined on a fully diluted basis and (ii) a number of shares of Series A2-2 Preferred Stock having an aggregate Liquidation Value (as defined in the SPA) equal to $625,000. However, the Company is not required to issue a number of shares of Series A2-2 Preferred Stock that is greater than the lesser of (i) 2% of the Company’s common stock determined on a fully diluted basis and (ii) a number of shares that, if issued to TDCC, would result in its beneficial ownership of greater than 9.9% of the Company’s common stock.

The achievement of Milestone 2 gives TDCC the right to purchase shares of the Company’s Series B Convertible Preferred Stock in accordance with the SPA. TDCC has informed the Company that it will not purchase such shares. Under the Letter Agreement, the Company waived its right to terminate the JDA and the SPA as a result of TDCC’s failure to purchase the minimum number of shares of Series B Preferred Stock upon the achievement of Milestone 2.

JDA

The Letter Agreement amends certain terms of the JDA as follows:

Elimination of Milestone 4. The Letter Agreement amends the JDA to eliminate Milestone 4 and any obligations of the Company in connection with the achievement of Milestone 4, including any obligation to issue equity securities to TDCC.

Modification of Milestone 3 Objectives. The Letter Agreement modifies the objectives required to be met by the Company under the JDA to achieve Milestone 3 by (i) eliminating the Military Objective (as defined in the JDA), (ii) creating a Consumer Objective (as defined in the JDA) of either the development of a solid state hydrogen storage capability adequate to address significant consumer electronics markets or the securing of a relationship with a significant consumer electronics Original Equipment Manufacturer (OEM) with the capability to commercialize Solid State Hydrogen on Demand® (“Solid State HOD™”) generator products. The Letter Agreement also amends the JDA to provide that Milestone 3 is deemed to be achieved upon a sale of the Company.

Modification of the Company’s Tasks for Milestone 3. The Letter Agreement eliminates all of the MCEL Military Tasks (as defined in the JDA) associated with Milestone 3 and creates two MCEL Consumer Tasks (as defined in the JDA) to be performed by the Company after the achievement of Milestone 2 and prior to the achievement of Milestone 3. These tasks are (i) the development of a prototype Solid State HOD™ generator appropriate for consumer electronics applications; and (ii) if applicable, the identification of and engagement in discussions with potential licensees and consumer electronics device manufacturers.

Modification of TDCC’s Tasks for Milestone 3. The Letter Agreement eliminates all of the TDCC Military Tasks (as defined in the JDA) associated with Milestone 3 and creates two TDCC Consumer Tasks (as defined in the JDA) to be performed by TDCC after the achievement of Milestone 2 and prior to the achievement of Milestone 3. These tasks are (i) assisting in the development of a prototype solid state Solid State HOD™ generator appropriate for consumer electronics applications; and (ii) assisting the Company in the identification of and the engagement in discussions with potential licensees.

Modification of Dow Obligations to Provide Person Hours. The Letter Agreement reduces TDCC’s obligation to provide the Company with human resources. TDCC’s obligation to provide the Company with human resources will cease upon the earlier of March 31, 2008, or the date upon which TDCC has provided the Company with a certain fixed number of person hours since the achievement of Milestone 2.

Modification of Equity Award Associated with Milestone 3. The Letter Agreement modifies the Company’s obligations to issue equity securities in connection with the achievement of Milestone 3. For a description of this modification please refer to the text contained below under the heading “SPA”.

Revised the Definition of the Term “Application”. The Letter Agreement modifies the definition of the term “Application” to include additional methods of producing hydrogen gas.

Waiver of Right to Terminate JDA. The Letter Agreement provides that the Company waives its right to terminate the JDA as a result of TDCC’s failure to make a Minimum Series B Investment (as defined in the JDA) in connection with the achievement of Milestone 2.

SPA

The Letter Agreement amends certain terms of the SPA as follows:

Modification of Equity Award Associated with Milestone 2. The Letter Agreement limits the number of shares of Series A2-2 Preferred Stock that the Company is required to issue in connection with the achievement of Milestone 2 to that number of shares that would result in TDCC beneficially owning, in the aggregate, 9.9% of the Company’s common stock.

Modification of Equity Award Associated with Milestone 3. The Letter Agreement terminates TDCC’s right to purchase shares of Series B Convertible Preferred Stock and it modifies the Company’s obligation to issue shares of the Company’s Series A2 Convertible Preferred Stock in consideration for person hours and assistance provided by TDCC by requiring the Company to issue common stock instead of Series A2 Convertible Preferred Stock. Under the SPA, as modified by the Letter Agreement, the number of shares of common stock the Company is required to issue to TDCC upon the achievement of Milestone 3 is equal to the greater of (i) 1% of the Company’s common stock determined on a fully diluted basis, or (ii) a number of shares of common stock with a value of $250,000 determined using a price per share based on the 30 day volume weighted average of the Company’s common stock. If this number of shares would cause TDCC to beneficially own in the aggregate more than 9.9% of the Company’s common stock, then the Company is required to pay the value of the shares in excess of 9.9% in cash. The Letter Agreement also provides that the Company can elect to satisfy its equity award obligations in connection with Milestone 3 by paying to TDCC in cash the aggregate value of the common stock it would otherwise be required to issue.

Waiver of Right to Terminate SPA. The Letter Agreement provides that the Company waives its right to terminate the SPA as a result of TDCC’s failure to make a Minimum Series B Investment (as defined in the SPA) in connection with the achievement of Milestone 2.

IRA

The Letter Agreement provides that the Company and TDCC agree to the terminate the IRA effective as of July 25, 2007. The material terms of the IRA are described in the Company’s Current Report on Form 8-K filed on February 28, 2005 which is incorporated herein by reference. There will be no early termination penalties imposed on the Company as a result of the termination of the IRA. The material circumstances surrounding the termination of the IRA are the achievement of Milestone 2, as mentioned above, and the decision by the Company and TDCC to amend various agreements between the parties to better reflect both parties’ current goals and needs.

RRA

The Letter Agreement amends the RRA to provide TDCC with the same registration rights for the shares of the Company’s common stock issued in connection with the achievement of Milestone 3 as TDCC would have had for the shares of Series A2 Convertible Preferred Stock issued in connection with the achievement of Milestone 3 had the parties not entered into the Letter Agreement.

Series B Letter Agreement

The Letter Agreement amends the Series B Letter Agreement to modify TDCC’s twelve month waiver of its right to “full ratchet” anti-dilution adjustments to the conversion price of its shares of the Company’s Series B Convertible Preferred Stock. Under the Letter Agreement, TDCC is not entitled to “full ratchet” adjustments to the conversion price, but is entitled to “weighted average” anti-dilution adjustments for any dilutitive issuances of equity securities (subject to certain customary exceptions set forth in the Certificate of Designations of the Series B Convertible Preferred Stock) by the Company occurring after July 25, 2007.

Waiver of A2 Anti Dilution Protection

By executing the Letter Agreement, TDCC made an irrevocable waiver of its right to full ratchet anti-dilution adjustments to the conversion price of its shares of the Company’s Series A2-2 Convertible Preferred Stock. In lieu of such adjustments, the Company agreed to grant TDCC weighted average adjustments to the conversion price of the Company’s Series A2-2 Convertible Preferred Stock upon any dilutitive issuance of equity securities (subject to certain customary exceptions set forth in the Certificate of Designations of the Series A2 Convertible Preferred Stock) by the Company occurring after July 25, 2007.

Amendment of Convertible Debentures

On July 25, 2007, Millennium Cell Inc. (the “Company”) entered into an agreement with holders of a majority of the outstanding principal amount of the Company’s Unsecured Convertible Debentures with an Original Issue Date of February 16, 2007 (the “Convertible Debentures”) whereby the Convertible Debentures were amended to, among other things:

▪	lower the Initial Exercise Price (as defined in the Convertible Debentures) from $1.42 to $1.00;

▪
revise the definition of the term “Maturity Date” to (i) provide that each holder may, upon 30 days’ prior written notice to the Company, designate such date as February 16, 2009 or August 16, 2009 and (ii) remove the ability of the Company and each holder to postpone the Maturity Date by up to 30 days on a maximum of six (6) occasions;

▪
remove, as events of default, the Company’s failure to (i) have an effective registration statement covering the resale of the shares of common stock underlying the Convertible Debenture and (ii) pay liquidated damages under the Registration Rights Agreement between the Company and the holders of the Convertible Debentures (the “Registration Rights Agreement”);

▪
add, as events of default, (i) the Company’s failure to file required reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (ii) the Company’s no longer being subject to the reporting requirements of the Exchange Act;

▪
remove, as conditions to certain conversions of the Convertible Debentures (referred to as “Equity Conditions”) (i) a requirement that the shares of common stock underlying the Convertible Debentures be registered under the Securities Act of 1933, as amended (the “Securities Act”) and (ii) a requirement that the Company not have knowledge of any fact that would cause (A) any registration statement filed pursuant to the Registration Rights Agreement not to be effective or (B) any shares of the Company’s common stock underlying the Convertible Debentures not to be eligible for resale without restriction under Rule 144(k) under the Securities Act;

▪
add, as Equity Conditions, (i) that the shares of common stock underlying the Convertible Debentures be eligible for resale under Rule 144 under the Securities Act without the need for registration under the Securities Act (or, in the event that such underlying shares are not eligible for resale under Rule 144(k), that a number of such underlying shares equal to 50% of the applicable holder’s volume limitation under Rule 144(e) are eligible for resale under Rule 144) and (ii) that the Company have no knowledge of any fact that would cause any of the underlying shares not to be eligible for resale in accordance with Rule 144 and any applicable state securities laws; and

▪
modify the “Cash to Unsecured Indebtedness Ratio Test” to provide that (i) during the period commencing on July 25, 2007 through March 31, 2008, the Company maintain a Cash to Unsecured Indebtedness Ratio of at least 0.5 to 1.0 and (ii) from April 1, 2008 until such time as the Convertible Debentures are no longer outstanding, the Company maintain a Cash to Unsecured Indebtedness Ratio of at least 0.8 to 1.0.

Termination of Registration Rights Agreement

The agreement also terminates the Registration Rights Agreement and provides that the Company will file an application to withdraw the registration statement that it filed to register the resale of the shares of common stock underlying the Convertible Debentures (and the accompanying warrants) in accordance with Rule 477 under the Securities Act.

Amendment of Series C2 Warrants

The holders of Convertible Debentures that executed and delivered the agreement are also majority holders of the common stock warrants that were issued to the purchasers of the Company’s Series C2 Convertible Preferred Stock in the Company’s private placement in April 2005 (the “Series C2 Warrants”). Accordingly, the agreement also amends the Series C2 Warrants to provide that during the period commencing on July 25, 2007 and ending on October 25, 2007, the exercise price of the Series C2 Warrants will be reduced from $2.00 per share to $0.60 per share.

The foregoing summary of the agreement is qualified in its entirety by the full text of such agreement, a form of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

The terms of the Convertible Debentures and the Registration Rights Agreement are described in the Company’s Current Report on Form 8-K filed with the Commission on February 16, 2007 and the entire text of such agreements are attached as exhibits thereto. The Convertible Debentures were amended on March 17, 2007 and the terms of such amendment are described in the Company’s Current Report on Form 8-K filed with the Commission on March 19, 2007 and the entire text of such amendment is attached as an exhibit thereto. The terms of the Series C2 Warrants are described in the Company’s Current Report on Form 8-K filed with the Commission on April 26, 2005 and the entire text of a form of the Series C2 Warrant is attached as an exhibit thereto. The portions of the Company’s Current Reports on Form 8-K referenced above which describe the Convertible Debentures, the Registration Rights Agreement and the Series C Warrants (including the corresponding exhibits that are attached to such reports) are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

For a description of the termination of the IRA please refer to the text in Item 1.01 above under the heading “IRA”.

For a description of the termination of the Registration Rights Agreement please refer to the text under Item 1.01 under the heading “Termination of Registration Rights Agreement.”

Item 3.02 Unregistered Sales of Equity Securities.

As described above, upon entering into the Letter Agreement, the Company agreed to issue shares of its Series A2-2 Convertible Preferred Stock to TDCC within 70 days of the achievement of Milestone 2 (June 30, 2007) pursuant to the terms of the JDA and the SPA in consideration for TDCC’s assistance in the achievement of Milestone 2.

The terms of the Series A2-2 Preferred Stock are summarized in the Company’s Current Report on Form 8-K filed on February 28, 2005. The full text of the Certificate of Designations of the Series A2 Convertible Preferred Stock is filed as Exhibit 3.9 to the Company’s Registration Statement on Form S-3 filed on July 6, 2005.

As described above, upon entering into the Letter Agreement, the Company agreed to issue shares of its common stock to TDCC within 70 days of the achievement of Milestone 3 pursuant to the terms of the JDA and the SPA in consideration for TDCC’s assistance in the achievement of Milestone 3.

For a description of the terms governing the number of shares of Series A2-2 Preferred Stock and of common stock to be issued to TDCC upon the achievement of Milestone 2 and Milestone 3, respectively, please refer to the summaries above which are qualified in their entirety by the full text of the Letter Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference

The issuance of the shares of Series A2-2 Preferred Stock and the common stock will be made in reliance upon the exemption from registration provided for in Section 4(2) of the 1933 Act, and Rule 506 of Regulation D promulgated thereunder, as such issuance will be made to an accredited investor and the certificates representing such securities were endorsed with an appropriate restrictive legend.

The disclosure in Item 1.01 under the headings “Amendment of Convertible Debentures” and “Amendment of Series C2 Warrants” is hereby incorporated by reference into this Item 3.02.

Item 8.01 Other Events.

On July 26, 2007, the Company issued a press release announcing the execution and delivery of the Letter Agreement and the achievement of Milestone 2 under the JDA. Such press release is attached to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	*Letter Agreement, by Millennium Cell Inc. and The Dow Chemical Company, dated July 25, 2007.

10.2	Letter Agreement dated July 25, 2007 by Millennium Cell Inc. and holders of a majority of the outstanding Convertible Debentures and the Series C2 Warrants.

99.1
Press release of the Millennium Cell Inc., dated July 26, 2007, entitled “Millennium Cell And The Dow Chemical Company Achieve Milestone 2: --Joint Development Agreement to Focus on Consumer Market for Final Milestone 3--”

* Confidential treatment requested as to certain portions of this exhibit. Such portions have been redacted and filed separately with the SEC.

SIGNATURES

Pursuant to the requirements of the securities exchange act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2007

Millennium Cell Inc.

By:	/s/ John D. Giolli
Name: John D. Giolli, CPA
Title: Chief Financial Officer

Exhibit Index

10.1	Letter Agreement, by Millennium Cell Inc. and The Dow Chemical Company, dated July 25, 2007.

10.2	Letter Agreement dated July 25, 2007 by Millennium Cell Inc. and the holders of a majority of the outstanding Convertible Debentures and the Series C2 Warrants.

99.1
Press release of the Millennium Cell Inc., dated July 26, 2007, entitled “Millennium Cell And The Dow Chemical Company Achieve Milestone 2: --Joint Development Agreement to Focus on Consumer Market for Final Milestone 3--”